                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  FORM 8-K/A
                               (Amendment No. 1)

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                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)                April 15, 1996


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                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                         0-17270               75-2231415
(State or other jurisdiction           (Commission          (IRS Employer
     of incorporation)                  File Number)         Identification No.)


     5001 Spring Valley Road
     Dallas, Texas                                                75244
(Address of principal executive offices)                        (Zip Code)

(Registrant's telephone number, including area code):      (972)960-4611

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     The undersigned registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K dated April 15, 1996 as set forth in the pages attached hereto:

     Exhibit 99.1, Monthly Certificateholders' Statement - Series B, is amended to correct certain errors therein. The sections corrected include Section
     B.1 thereof, which appears on page 2 thereof and which should read $67,567,102, Section B.2 thereof, which appears on page 2 thereof and which should read $5,822,999, Section B.4(a) thereof, which appears on page 2 thereof and which should read $1,577,303,204, Section B.4(c) thereof, which appears on page 2 thereof and which should read 45.96%, Section B.4(d) thereof, which appears on page 2 thereof and which should read 22.19%, and Section B.6 thereof, which appears on page 3 thereof and which should read $1,550,877.

     Exhibit 99.2, Monthly Certificateholders' Statement - Series C, is amended to correct certain errors therein. The sections corrected include Section
     C.1 thereof, which appears on page 2 thereof and which should read $72,393,324, Section C.2 thereof, which appears on page 2 thereof and which should read $6,238,928, Section C.4(a) thereof, which appears on page 3 thereof and which should read $1,577,303,204, Section C.4(c) thereof, which appears on page 3 thereof and which should read 45.96%, Section C.4(d) thereof, which appears on page 3 thereof and which should read 23.77%, and Section C.6 thereof, which appears on page 4 thereof and which should read $1,661,654.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JCP RECEIVABLES, INC.



Date:  January 24, 1997                 By:   /s/ Catherine A. Walther
                                             -----------------------------
                                              Catherine A. Walther
                                              President